EXHIBIT 99.1

                                  CERTIFICATION

     Pursuant to Section 906 of the Public Company Accounting Reform and Investor Protection Act of 2002 (18 U.S.C. 1350, as adopted), George A. Scangos, Chief Executive Officer of Exelixis, Inc. (the "Company"), and Glen Y. Sato, Chief Financial Officer of the Company, each hereby certify that, to the best of their knowledge:

1. The Company's Quarterly Report on Form 10-Q for the period ended June 30, 2002, and to which this Certification is attached as Exhibit 99.1 (the "Periodic Report"), fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the 6th day of August, 2002.



                              /s/  George  A.  Scangos
                              ------------------------
                              CHIEF  EXECUTIVE  OFFICER


                              /s/  Glen  Y.  Sato
                              -------------------
                              CHIEF  FINANCIAL  OFFICER